UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CREATIVE APP SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREATIVE APP SOLUTIONS, INC.
2600 Michelson Dr. Ste 700
Irvine, CA 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on August 23, 2013

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Creative App Solutions, Inc., a Nevada corporation, (“CAPP” or “Company”) to be held on August 23, 2013, at 9:00 a.m., PST at 401 West A Street, Suite 1150 San Diego, CA 92101.  The purpose of our Annual Meeting is to do the following:

1.	To elect two members of the board of directors to hold office until the next annual meeting or until his successor has been elected and qualified;
2.	To ratify the appointment of De Joya Griffith, LLC as our independent auditors for the fiscal year ending December 31, 2013;
3.	To hold an advisory vote on the Company’s Executive Compensation
4.	To hold an advisory vote on the frequency of approval of Company’s Executive Compensation
5.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Please read the proxy statement and exhibits concerning CAPP, which are mailed with this notice, for a more complete statement regarding the proposals to be acted upon at the Annual Meeting.

Our Board of Directors has fixed the close of business on August 9, 2013 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.  A list of such stockholders will be available for examination by any stockholder at the Annual Meeting.  For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the meeting, during normal business hours at the Company’s Executive offices at 2600 Michelson Dr. Ste 700, Irvine, CA 92612

By Order of the Board of Directors

/S/ Ryan Faught
Ryan Faught
President, Chairman

Irvine, CA
August 12, 2013

IMPORTANT

Your vote is important.  Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy.  Doing so will save the Company the expense and extra work of additional solicitation.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

2013 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

		PAGE
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS		1

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE		5

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		8

DIRECTOR COMPENSATION		8

EXECUTIVE COMPENSATION		8

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		6

PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER 1 –	Election of Directors	10

PROPOSAL NUMBER 2 –	Ratification of De Joya Griffith, LLC as Auditors for the Fiscal Year 2013	10

PROPOSAL NUMBER 3 –	To hold an advisory vote to approve the Company’s Executive Compensation	11

PROPOSAL NUMBER 4 –	To hold an advisory vote on the frequency of approval of the Company’s Executive Compensation	11

OTHER MATTERS		12

CREATIVE APP SOLUTIONS, INC.
2600 Michelson Dr. Ste 700
Irvine, CA, 92612

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
August 23, 2013

This statement is furnished in connection with the solicitation by the Board of Directors of Creative App Solutions, Inc. (hereinafter “CAPP” or “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on August 23, 2013 at 9:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about August 12, 2013.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked by the stockholder at any time prior to the Annual Meeting by filing an instrument revoking it or by submitting a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by the Company’s Chairman, Ryan Faught.  The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on August 9, 2013, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 4,510,000 shares of Common Stock.  Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders.  Only stockholders of record at the close of business on August 9, 2013 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company’s stock entitled to vote shall constitute a quorum for the transaction of business.  Directors are elected by a plurality of votes properly cast by the holders of shares entitled to vote in the election at the Annual Meeting at which a quorum is present.  A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (three at the Annual Meeting).  Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors.

Each of the other proposals requires the favorable vote of a majority of the shares present, either by proxy or in person, and entitled to vote.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of April 30, 2012 are set forth below.  Our executive officers are appointed by, and serve at the discretion of, our board of directors.  There are no family relationships among any of our directors or executive officers.

Directors	Age	Title	Term
Ryan Faught	28	President, Treasurer & Chairman of the Board	Since July 2012
Darin Pastor	41	Director	Since August 2013

Matthew Lane	30	Secretary	Since June 2013

Ryan Faught: Age 28, President, Director and founder of Creative App Solutions, Inc., from July 10, 2012 to present.  Originally born in San Diego, California, Mr. Faught attended San Diego City College where he studied Microsoft Visual C++ and Microsoft Visual Basic Programming.  During 2010, Mr. Faught became a Microsoft Certified Technology Specialist.  From March 2012 through present Mr. Faught has been self-employed, launching the company TechiT Services, which caters to the IT needs of corporate and residential clients. TechiT designs both onsite and online solutions for server management and information backup, as well as performs services such as computer equipment maintenance and mobile device network integration Prior to TechiT, from 2011 to March of 2012, Mr. Faught worked with San Diego’s Jackson and Blanc as an IT assistant. From 2009 through February 2011, he worked as a Senior IT Technician with Agile IT.  Agile IT required Mr. Faught to manage multiple corporate IT accounts. Prior to his time with Agile, from 2007 to 2008, Mr. Faught served as a legal document courier for Cal-Express. Mr. Faught’s management and IT education and experience has led us to the conclusion he would be capable to serve as our Director.

Darin Pastor: Age 41, Director of Creative App Solutions, Inc. since August 2013.  Since September 2012, Mr. Pastor has been the Chief Executive Officer of Capstone Affluent Strategies, Inc, an exclusive independent wealth management firm in Irvine, California. As CEO, he is responsible for overseeing all aspects of the wealth management product, service and sales delivery in an expansion or start up region.  From June 2011 to September 2012, Mr. Pastor was the Managing Director of Prudential Insurance Company of America where during that time he was named the #1 Managing Director in the nation.  From August 2010 to June 2011, Mr. Pastor was the Territory Sales Manager for Colonial Life. From September 2006 to August 2010, Mr. Pastor was the Senior Vice President and the Senior Investment Manager for Chase Investment Services, where he was ranked as the top-selling Senior Investment Manager in the nation during his tenure at JPMorgan Chase & Co. At Chase, he and his team managed $2.6 billion in client assets. From 1996 to 2004, he was the owner of American Mortgage Affiliates where he opened several retail financial center locations throughout New York before selling the company. From 1989 to 1996, he was a Division Manager and owner of Pepsi-Cola Buffalo Bottling Corp.  Pastor is a graduate of the University of Liverpool’s MBA program. He holds FINRA Series 6, 7, 24, 51, 63, and 66 registrations as well as life, health insurance and property and casualty insurance licenses. Mr. Pastor is currently a candidate to obtain his Master of Laws in International Banking and Finance and has been accepted to the Harvard Business School’s Advanced Marketing Program and will receive Alumni status upon the program’s completion.

Matthew Lane: Age 30, Secretary.  Prior to joining the Company between 2008 to 2012, Mr. Lane served as a seasoned restaurant professional helping to open Silvio’s Brazilian BBQ restaurant in the Los Angeles area while attending Santa Monica Community College for a degree in Business Management. While at Silvio’s, Mr. Lane was instrumental in the development of this successful restaurant from pre-opening, to the launch and was responsible for training of all host and wait staff, as well as managing all aspects of catering services, from small weddings to large concert/street fair events. From 2012 to 2013, Mr. Lane has worked as a server at Slater’s 50/50 in the San Diego area. Here, Mr. Lane is responsible for ensuring guest satisfaction and helping fellow staff. As a certified cicerone, Mr. Lane helps guests pair and choose beers from a worldly selection of over 100 rotating beer taps ranging from porters, IPAs, ambers, ciders and other spirits.

Director Independence

Since the Over the Counter Quotation Board (“OTCQB”) does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“Amex”).  Our Board has not made the determination whether any of our Directors are considered independent, as defined in Section 803A of the NYSE Amex LLC Company Guide.  Therefore, as of the date of this filing, each Director should be considered as non-independent.

Board of Directors’ Leadership Structure and Role in Risk Oversight

Ryan Faught, our President, serves as the Chairman of the Board of Directors.  The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and President’s ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board regularly evaluates its leadership structure and currently believes the Company can most effectively execute its business strategies and plans if the Chairman is also a member of the management team.  A single person, acting in the capacities of Chairman and President, promotes unity of vision and leadership, which allows for a single, clear focus for management to execute the Company’s business strategies and plans.  While the Board has not made a determination as to director independence and all our Directors are considered as non-independent we do not have a designated lead independent director.

We take a comprehensive approach to risk management which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.  Our senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Corporate Governance and Board Matters

Board of Directors’ Meetings

In fiscal year 2013 to date, Board of Directors’ actions were taken by three (3) Directors’ unanimous consents in lieu of regularly scheduled or special meetings.  Directors are encouraged but not required to attend annual meetings of the Company’s stockholders.

Board Committees

Our Directors acts as our Audit Committee, and performs the same functions as an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements, reviewing the independent auditor’s independence, the financial statements and their audit report, and reviewing management's administration of the system of internal accounting controls.  The Company does not currently have a written Audit Committee charter or similar document.  We have no financial expert on the Board.  We believe the cost related to retaining a financial expert at this time is prohibitive.

Director Nominations

Generally, nominees for Director are identified and suggested by the members of the Board using various methods.  The Board has not retained any executive search firms or other third parties to identify or evaluate Director candidates in the past and does not intend to in the near future.  In selecting a nominee for Director, the Board considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his/her service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership.  Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director.

During 2012 and 2013 to date, the Company received no recommendation for Directors from its stockholders.

The Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year.  Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources.  Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address:  2600 Michelson Dr. Ste 700, Irvine, CA 92612.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board may send a letter to the Secretary of the Corporation at 2600 Michelson Dr. Ste 700, Irvine, CA 92612. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual Directors as appropriate.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a formal, written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from having a small management structure operating as the management for the Company.  We believe that the interaction which occurs within such a small management structure eliminates the current need for such a code, in that violations of the code would be reported to the party generating the violation.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on August 9, 2013 by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers.  The percentage of beneficial ownership for the following table is based on 4,510,000 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of common stock that the stockholder has a right to acquire within 60 days after August 9, 2013 pursuant to options, warrants, conversion privileges or other rights.  The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management and Directors
	Name of Beneficial Owner (1)	Number of Shares	Percent Beneficially Owned
Common	Ryan Faught	4,000,000	89%
Common	Matthew Lane	20,000	0.4%
Common	Darin Pastor, Director	0	0%
	Directors & Officers as a Group	4,020,000	89.4%
(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).  Each Party’s address is in care of the Company at 2600 Michelson Dr. Ste 700, Irvine, CA 92612.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and Directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, Directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and Directors, we believe that as of the date of this filing they are current in their filings.

DIRECTOR COMPENSATION

Our Directors currently do not receive any cash compensation for serving on the Board of Directors, or for any other services rendered to the Company in their capacity as a director or executive of the Company, but is reimbursed for expenses they incur in connection with their attendance at board meetings.

EXECUTIVE COMPENSATION

Overview of Compensation Program

We do not currently have a Compensation Committee of the Board of Directors.  Until a formal committee is established, our entire Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Board ensures that the total compensation paid to the executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  As a result of the size of the Company and only having limited number executive officers, the Board evaluates both performance and compensation on an informal basis.  Upon hiring additional executives, the Board intends to establish a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of our peer companies.  To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Board makes all compensation decisions for, and approves recommendations regarding equity awards to, the executive officers and Directors of the Company.  Decisions regarding the non-equity compensation of other employees of the Company are made by management.

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our President, from incorporation to year ended December 31, 2012 and 2013 to date. Additionally, the table summarizes expected compensation for the balance of 2013. We currently do not compensate our Officers and Directors

SUMMARY COMPENSATION TABLE
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
Ryan Faught
CEO, President, CFO Board Chairman	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Option Grants in Last Fiscal Year

During the year ended December 31, 2012, we did not grant any options to our officers and Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

De Joya Griffith, LLC has served as our principal independent public accountant since inception in 2012. Representatives from this firm will not be present at the meeting of stockholders.  Therefore, they will not be making a statement and will not be available to respond to any questions.

The following table shows the fees that were billed for the audit and other services provided by the firm for the fiscal years indicated.

Fiscal Year Ended December 31, 2012

Audit Fees	$4,500
Audit-Related Fees	$-
Tax Fees	$-
All Other Fees	$-
Total	$4,500

Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with engagement for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees - This category consists of assurance and related services by the independent auditors that are reasonable related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees - This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees - This category consists of fees for other miscellaneous items.

Audit Committee Policies and Procedures

Pursuant to the provisions contained in our Bylaws and Articles of Incorporation, our Board of Directors performs the same functions as an audit committee.  While we do not have formal written Audit Committee policies and procedures in place, we do adhere to accounting standards set forth by the Financial Accounting Standards Board (“FASB”) with respect to financial reporting.

PROPOSAL 1
ELECTION OF DIRECTORS

At the 2013 Annual Meeting of Stockholders, a Board of Directors consisting of two members will be elected, each Director to hold office until his/her term expires or a successor is elected and qualified, or until the Director resigns, is removed or becomes disqualified.  We currently have two Directors, Mr. Ryan Faught and Mr. Darin Pastor.

Our Board has nominated for re-election the current member of the Board of Directors of the Company, Mr. Ryan Faught. In addition, the Board has also nominated Mr. Darin Pastor as nominee for election at the Annual Meeting. The following is certain information with respect to the nominee for election as director.

Ryan Faught: Age 28, President, Director and founder of Creative App Solutions, Inc., from July 10, 2012 to present.  Originally born in San Diego, California, Mr. Faught attended San Diego City College where he studied Microsoft Visual C++ and Microsoft Visual Basic Programming.  During 2010, Mr. Faught became a Microsoft Certified Technology Specialist.  From March 2012 through present Mr. Faught has been self-employed, launching the company TechiT Services, which caters to the IT needs of corporate and residential clients. TechiT designs both onsite and online solutions for server management and information backup, as well as performs services such as computer equipment maintenance and mobile device network integration Prior to TechiT, from 2011 to March of 2012, Mr. Faught worked with San Diego’s Jackson and Blanc as an IT assistant. From 2009 through February 2011, he worked as a Senior IT Technician with Agile IT.  Agile IT required Mr. Faught to manage multiple corporate IT accounts. Prior to his time with Agile, from 2007 to 2008, Mr. Faught served as a legal document courier for Cal-Express. Mr. Faught’s management and IT education and experience has led us to the conclusion he would be capable to serve as our Director.

Darin Pastor: Age 41, Director of Creative App Solutions, Inc. since August 2013.  Since September 2012, Mr. Pastor has been the Chief Executive Officer of Capstone Affluent Strategies, Inc, an exclusive independent wealth management firm in Irvine, California. As CEO, he is responsible for overseeing all aspects of the wealth management product, service and sales delivery in an expansion or start up region.  From June 2011 to September 2012, Mr. Pastor was the Managing Director of Prudential Insurance Company of America where during that time he was named the #1 Managing Director in the nation.  From August 2010 to June 2011, Mr. Pastor was the Territory Sales Manager for Colonial Life. From September 2006 to August 2010, Mr. Pastor was the Senior Vice President and the Senior Investment Manager for Chase Investment Services, where he was ranked as the top-selling Senior Investment Manager in the nation during his tenure at JPMorgan Chase & Co. At Chase, he and his team managed $2.6 billion in client assets. From 1996 to 2004, he was the owner of American Mortgage Affiliates where he opened several retail financial center locations throughout New York before selling the company. From 1989 to 1996, he was a Division Manager and owner of Pepsi-Cola Buffalo Bottling Corp.  Pastor is a graduate of the University of Liverpool’s MBA program. He holds FINRA Series 6, 7, 24, 51, 63, and 66 registrations as well as life, health insurance and property and casualty insurance licenses. Mr. Pastor is currently a candidate to obtain his Master of Laws in International Banking and Finance and has been accepted to the Harvard Business School’s Advanced Marketing Program and will receive Alumni status upon the program’s completion.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected.  The Company has no reason to believe that the nominees will be unavailable to serve as Directors.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon.  We expect the nominees to be able to serve if elected, but if the nominees notify us before this meeting that he/she is unable to do so, then the proxies will be voted for a substitute nominee or nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT
OF DE JOYA GRIFFITH, LLC AS AUDITORS FOR THE YEAR 2013

Our Board of Directors has selected De Joya Griffith, LLC to serve as our independent auditor for the current fiscal year, and the Board is asking stockholders to ratify that selection.  Although stockholders’ ratification of the Company’s independent auditor is not required by the Bylaws or otherwise, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of De Joya Griffith, LLC for ratification by stockholders as a matter of good governance.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF DE JOYA GIRFFITH & COMPANY, LLC AS AUDITORS FOR THE FISCAL YEAR 2013.

PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

As we described in the Compensation Philosophy and Objectives, the Company’s Board of Directors determines the Executive’s pay based on performance. Please read the Executive Compensation section beginning on page 5, and the tables outlining the compensation paid to Executives.

This non-binding say on pay vote give you as a shareholder the opportunity to express your approval or disapproval of the compensation of our named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution, or by abstaining with respect to the resolution.

“RESOLVED, that the shareholders of Creative App Solutions, Inc. approve, on an advisory basis, the compensation of the executive officers named in this proxy statement as described under “Executive Compensation” including the tabular and related narrative disclosure, contained in this proxy statement.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Board of Directors will take into account the outcome of the shareholder vote on this proposal when considering the future executive compensation decisions and arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 4
ADVISORY VOTE TO DETERMINE THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPANY”S EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s shareholders to indicate how frequently the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 3, included on page 8 of this proxy statement. By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, every two years or every three years.

After careful consideration of this proposal, the Company’s Board of Directors has determined that an advisory vote on executive compensation every three years is the most appropriate alternative for the Company at this time; and therefore the Board recommends that you vote for a three-year interval for advisory vote on executive compensation.

In formulating its recommendation, the Board considered that the Company’s executive compensation policies are designed to promote a long-term connection between pay and performance and an advisory vote on executive compensation every three years will allow the Company’s shareholders to provide direct input on the Company’s long-term compensation philosophy, policies and practices. The Company understands that shareholder may have difference views as to what is the best approach for the Company and looks forward to hearing from shareholders on this proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or abstain from voting.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. Shareholders are not voting to approve or disprove the Board’s recommendation. Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of the Company’s shareholders and the Company to hold an advisory vote on executive compensation more or less frequently that the option approved by the Company’s shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU SELECT THREE YEARS RECOMMENDING, ON AN ADVISORY BASIS, THAT FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER MATTERS

As of the date of this statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice.  As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies.  Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists.  Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow CAPP Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail.  Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

Annual Report

Our Form 10-K dated March 29, 2013, contains the year ended December 31, 2012 information, which includes our financial statements, and provides additional information about us. It is not enclosed with this proxy statement.  It is available on the website of the Securities and Exchange Commission at www.sec.gov.

 You may obtain a printed copy of our Annual Report on Form 10-K, , including our financial statements, free of charge, by sending a written request to:  Creative App Solutions, Inc., 2600 Michelson Dr. Ste 700, Irvine, CA 92612, Attention: Investor Relations.

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2013 Annual Meeting must be received by the Company by August 21, 2013.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  It is suggested the proposal be submitted by certified mail -- return receipt requested.  Stockholders who intend to present a proposal at the 2013 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than August 21, 2013.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Procedure

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials, stockholders may write us at the following address:

Investor Relations
Creative App Solutions, Inc..
2600 Michelson Dr. Ste 700
 Irvine, California 92612

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

By Order of the Board of Directors

/S/ Ryan Faught
Ryan Faught
Chairman

Irvine, California
August 12, 2013

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO AUGUST 20, 2013.

Mail To: Creative App Solutions, Inc..,
c/o Stoecklein Law Group, LLP
Attn: Jennifer Trowbridge
401 West A Street
Suite 1150,
 San Diego, CA 92101
Phone: (619) 704-1310
Fax (619) 704-1325

CREATIVE APP SOLUTIONS, INC.
PROXY

Annual Meeting of Stockholders
August 23, 2013

The undersigned appoints Ryan Faught, Chairman of Creative App Solutions, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of stockholders of Creative App Solutions, Inc. to be held August 23, 2013, beginning at 9:00 a.m., PST, at 401 West A Street, Suite 1150 San Diego, CA 92101 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated August 12, 2013, a copy of which has been received by the undersigned, as follows:

A. Proposal 1: Election of Directors The Board of Directors recommends a vote FOR the listed nominees.
Nominees:	FOR	WITHOLD
Ryan Faught	☐	☐
Darin Pastor	☐	☐

B. Proposal 2: Ratification of Auditor The Board of Directors recommends a vote FOR ratification.
	FOR	AGAINST	ABSTAIN
The ratification of De Joya Griffith, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

C. Proposal 3: Advisory vote to approve named executive compensation The Board of Directors recommends a vote FOR the executive compensation
FOR	AGAINST	ABSTAIN
    The shareholders of Creative App Solutions, Inc. approve, on an advisory basis, the compensation of the executive officers named in this proxy statement as described under “Executive Compensation” including the tabular and related narrative disclosure, contained in this proxy statement
☐	☐	☐

D. Proposal 4: Advisory vote to determine the frequency of the advisory vote on executive compensation The Board of Directors recommends a vote for THREE YEARS
ONE YEAR	TWO YEARS	THREE YEARS
     The shareholders of Creative App Solutions, Inc. determine on an advisory basis, that the option of once every one year, two years or three years that received the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the company is to hold a shareholder vote to approve the compensation of named executive officers.
☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2013	Number of Shares ______________________

Please sign exactly as
Your name appears on
Your stock certificate(s).
If your stock is issued in	Signature
the names of two or more	Print Name Here:
Persons, all of them must
Sign this proxy. If signing
in representative capacity	Signature
Please indicate your title.	Print Name Here: